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CENTEX HOME EQUITY LOAN TRUST 2005-D
09/1/05 ACTUAL BALANCES

Fixed/Arm:	ARM& Fixed Rate

Total Current Balance:	23,808,918
Total Original Balance:	24,143,400

Number Of Loans:	260

			Minimum	Maximum
Average Current Balance:	$91,572.76		$12.11	$491,113.21
Average Original Balance:	$92,859.23		$19,600.00	$492,000.00
Average Appraisal Value:	$124,237.78		$35,000.00	$615,000.00
Average Purchase Price:	$144,733.33		$0.00	$650,000.00
Average Collateral Value:	$124,130.86		$24,500.00	$615,000.00

Weighted Average Gross Coupon:	8.409%		5.400	14.850%

Weighted Average Gross Margin:	6.007%		3.400	9.280%
Weighted Average Initial Rate Cap:	2.772%		1.000	3.000%
Weighted Average Period Rate Cap:	1.352%		1.000	1.500%
Weighted Average Minimum Rate:	8.077%		5.400	12.990%
Weighted Average Maximum Rate:	15.062%		12.400	19.990%

Weighted Average Initial Reset Frequency:	28	months	6	36	months
Weighted Average Reset Frequency:	6	months	6	6	months
Weighted Average Next Reset:	25.86	months	2.00	36.00	months

Weighted Average Combined Orig Ltv:	76.49%		37.17	93.17%
Weighted Average Combined Orig Ltv W Ss:	76.86%		37.17	97.40%

Weighted Average Fico Score:	602		462	792

Weighted Average Back-End Ratio:	37.05%		9.00	50.49%

Weighted Average Orig Amort Term:	349.74	months	120.00	360.00	months
Weighted Average Original Term:	347.46	months	120.00	360.00	months
Weighted Average Remaining Term:	336.54	months	87.00	360.00	months
Weighted Average Seasoning:	10.91	months	0.00	93.00	months

Weighted Average Prepay Term:	34.97	months	0.00	60.00	months

Top State Concentrations ($):	17.56 % California, 13.52 % Washington, 10.79 % Florida
Maximum Zip Code Concentration ($):	2.06% 95472 (Freestone, CA)

Origination Date:			Nov 12, 1997	Aug 04, 2005
First Pay Date:			Dec 17, 1997	Oct 01, 2005
Paid To Date:			Jun 05, 2005	Nov 01, 2005
Mature Date:			Nov 17, 2012	Sep 01, 2035
1St Rate Adj Date:			Dec 01, 1999	Aug 01, 2008
Next Rate Adj Date:			Sep 15, 2005	Aug 01, 2008

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 MO LIBOR	98	9,466,609.22	39.76
Fixed Rate	115	8,838,271.33	37.12
3/27 6 MO LIBOR	41	5,141,479.73	21.59
Fixed Rate Balloon	5	301,997.46	1.27
6 MO LIBOR	1	60,560.14	0.25
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
POOL:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	199	20,750,985.67	87.16
1	61	3,057,932.21	12.84
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	257	23,614,077.00	99.18
02:Delinquent:30 Days	3	194,840.88	0.82
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 Mo LIBOR ARM	98	9,466,609.22	39.76
Fixed Rate	115	8,838,271.33	37.12
3/27 6 Mo LIBOR ARM	41	5,141,479.73	21.59
Fixed Rate Balloon	5	301,997.46	1.27
6 Mo LIBOR ARM	1	60,560.14	0.25
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
ARM	140	14,668,649.09	61.61
Fixed Rate	120	9,140,268.79	38.39
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	253	23,218,875.10	97.52
Silent Second	7	590,042.78	2.48
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
19,600 - 50,000	25	867,936.98	3.65
50,001 - 100,000	150	10,606,317.33	44.55
100,001 - 150,000	62	7,434,794.02	31.23
150,001 - 200,000	13	2,179,051.28	9.15
200,001 - 250,000	5	1,066,441.80	4.48
250,001 - 300,000	3	803,850.44	3.38
350,001 - 400,000	1	359,412.82	1.51
450,001 - 492,000	1	491,113.21	2.06
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12 - 50,000	34	1,256,302.97	5.28
50,001 - 100,000	141	10,217,951.34	42.92
100,001 - 150,000	62	7,434,794.02	31.23
150,001 - 200,000	13	2,179,051.28	9.15
200,001 - 250,000	5	1,066,441.80	4.48
250,001 - 300,000	3	803,850.44	3.38
350,001 - 400,000	1	359,412.82	1.51
450,001 - 491,113	1	491,113.21	2.06
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.400 - 5.500	1	203,000.00	0.85
5.501 - 6.000	4	748,469.69	3.14
6.001 - 6.500	14	2,060,278.45	8.65
6.501 - 7.000	23	2,844,920.02	11.95
7.001 - 7.500	21	2,291,572.93	9.62
7.501 - 8.000	31	3,599,941.55	15.12
8.001 - 8.500	30	2,639,027.10	11.08
8.501 - 9.000	24	2,412,580.88	10.13
9.001 - 9.500	17	1,462,126.86	6.14
9.501 - 10.000	24	1,610,238.18	6.76
10.001 - 10.500	17	1,051,215.00	4.42
10.501 - 11.000	12	710,335.10	2.98
11.001 - 11.500	14	724,344.24	3.04
11.501 - 12.000	12	651,498.39	2.74
12.001 - 12.500	8	421,907.81	1.77
12.501 - 13.000	4	184,789.46	0.78
13.001 - 13.500	2	94,225.10	0.40
13.501 - 14.000	1	43,965.31	0.18
14.501 - 14.850	1	54,481.81	0.23
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.400 - 4.000	5	951,469.69	6.49
4.001 - 5.000	20	2,986,148.13	20.36
5.001 - 6.000	36	3,759,852.93	25.63
6.001 - 7.000	38	3,704,729.93	25.26
7.001 - 8.000	27	2,277,440.26	15.53
8.001 - 9.000	13	928,433.40	6.33
9.001 - 9.280	1	60,574.75	0.41
Total	140	14,668,649.09	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.400 - 6.000	5	951,469.69	6.49
6.001 - 7.000	20	3,062,894.16	20.88
7.001 - 8.000	36	3,815,390.52	26.01
8.001 - 9.000	35	3,478,993.11	23.72
9.001 - 10.000	25	2,091,815.74	14.26
10.001 - 11.000	11	786,552.23	5.36
11.001 - 12.000	5	301,489.06	2.06
12.001 - 12.990	3	180,044.58	1.23
Total	140	14,668,649.09	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.400 - 13.000	5	951,469.69	6.49
13.001 - 14.000	20	3,062,894.16	20.88
14.001 - 15.000	37	3,883,302.60	26.47
15.001 - 16.000	35	3,497,383.79	23.84
16.001 - 17.000	25	2,066,087.73	14.09
17.001 - 18.000	10	725,977.48	4.95
18.001 - 19.000	5	301,489.06	2.06
19.001 - 19.990	3	180,044.58	1.23
Total	140	14,668,649.09	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	1	60,560.14	0.41
2.000	36	3,220,670.20	21.96
3.000	103	11,387,418.75	77.63
Total	140	14,668,649.09	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	44	4,330,590.17	29.52
1.500	96	10,338,058.92	70.48
Total	140	14,668,649.09	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	140	14,668,649.09	100.00
Total	140	14,668,649.09	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
120	1	146,918.44	0.62
180	21	975,756.25	4.10
240	11	656,657.99	2.76
300	2	148,523.93	0.62
360	225	21,881,061.27	91.90
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
87 - 120	16	684,917.09	2.88
121 - 180	13	780,287.08	3.28
181 - 240	5	358,093.82	1.50
241 - 300	39	2,237,997.39	9.40
301 - 360	187	19,747,622.50	82.94
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	26	2,879,329.38	12.09
1 - 3	172	17,785,766.04	74.70
13 - 15	1	85,890.25	0.36
61 - 63	10	534,330.50	2.24
64 - 66	19	1,151,651.50	4.84
67 - 69	1	57,357.07	0.24
85 - 87	6	268,980.89	1.13
88 - 90	17	731,846.68	3.07
91 - 93	8	313,765.57	1.32
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	26	2,879,329.38	12.09
1 - 12	172	17,785,766.04	74.70
13 - 24	1	85,890.25	0.36
61 - 72	30	1,743,339.07	7.32
85 - 93	31	1,314,593.14	5.52
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
37.17 - 40.00	2	126,520.97	0.53
40.01 - 45.00	6	443,491.35	1.86
45.01 - 50.00	3	140,840.04	0.59
50.01 - 55.00	4	259,287.70	1.09
55.01 - 60.00	7	503,591.60	2.12
60.01 - 65.00	8	558,819.00	2.35
65.01 - 70.00	26	2,068,316.53	8.69
70.01 - 75.00	29	2,622,794.34	11.02
75.01 - 80.00	102	9,385,960.60	39.42
80.01 - 85.00	63	6,933,143.36	29.12
85.01 - 90.00	6	515,979.76	2.17
90.01 - 93.17	4	250,172.63	1.05
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.00 - 10.00	1	140,090.94	0.59
10.01 - 15.00	5	403,349.27	1.69
15.01 - 20.00	8	438,832.91	1.84
20.01 - 25.00	17	1,107,914.75	4.65
25.01 - 30.00	31	2,931,603.56	12.31
30.01 - 35.00	45	4,107,639.93	17.25
35.01 - 40.00	45	4,449,398.47	18.69
40.01 - 45.00	49	5,169,966.77	21.71
45.01 - 50.00	50	4,213,939.70	17.70
50.01 - 50.49	9	846,181.58	3.55
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
462 - 475	3	178,263.90	0.75
476 - 500	2	98,511.55	0.41
501 - 525	25	1,686,038.96	7.08
526 - 550	44	3,674,168.38	15.43
551 - 575	53	4,693,011.16	19.71
576 - 600	29	2,935,623.54	12.33
601 - 625	33	2,798,243.84	11.75
626 - 650	30	3,318,417.66	13.94
651 - 675	13	1,379,562.03	5.79
676 - 700	7	577,746.21	2.43
701 - 725	5	765,810.12	3.22
726 - 750	6	464,779.06	1.95
751 - 775	6	500,541.19	2.10
776 - 792	4	738,200.28	3.10
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	179	18,282,386.39	76.79
No Prepayment Penalty	81	5,526,531.49	23.21
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	81	5,526,531.49	23.21
12	5	368,326.75	1.55
24	22	2,497,816.02	10.49
36	138	14,586,526.61	61.26
60	14	829,717.01	3.48
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Manufactured Housing	260	23,808,917.88	100.00
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	259	23,788,358.49	99.91
Second Lien	1	20,559.39	0.09
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	255	23,506,920.42	98.73
Balloon	5	301,997.46	1.27
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	260	23,808,917.88	100.00
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	260	23,808,917.88	100.00
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	181	16,450,224.25	69.09
Rate/Term Refinance	49	4,161,191.49	17.48
Purchase	30	3,197,502.14	13.43
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	259	23,668,826.94	99.41
Second Home	1	140,090.94	0.59
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	251	23,100,971.29	97.03
Limited Documentation	7	591,480.21	2.48
Stated Documentation	2	116,466.38	0.49
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	210	20,438,891.32	85.85
B	44	3,029,651.37	12.72
C	6	340,375.19	1.43
Total	260	23,808,917.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	19	2,008,874.50	8.44
California	24	4,181,141.95	17.56
Colorado	1	50,346.98	0.21
Delaware	4	457,544.71	1.92
Florida	35	2,567,910.88	10.79
Georgia	3	192,776.66	0.81
Idaho	5	447,057.04	1.88
Indiana	2	119,299.06	0.50
Iowa	1	46,129.32	0.19
Kansas	1	54,481.81	0.23
Kentucky	3	215,678.10	0.91
Louisiana	3	254,557.06	1.07
Maryland	2	201,716.37	0.85
Michigan	2	176,553.99	0.74
Mississippi	2	141,868.61	0.60
Missouri	5	276,287.26	1.16
Montana	3	421,768.66	1.77
Nevada	7	843,249.60	3.54
New Hampshire	2	177,795.53	0.75
New Mexico	4	297,202.98	1.25
New York	3	206,907.63	0.87
North Carolina	38	2,446,646.71	10.28
Ohio	3	266,790.63	1.12
Oregon	6	866,979.37	3.64
Pennsylvania	3	263,352.89	1.11
South Carolina	12	657,852.14	2.76
Tennessee	5	317,816.63	1.33
Texas	18	1,284,884.39	5.40
Virginia	10	724,630.14	3.04
Washington	29	3,218,176.42	13.52
West Virginia	4	361,080.37	1.52
Wisconsin	1	61,559.49	0.26
Total	260	23,808,917.88	100.00